                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------


                                    FORM 8-K


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) December 1, 1997



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                 ----------------------------------------------
                 (Exact name of issuer as specified in charter)



             Delaware                    0-16102                 59-2840783
   (State or Other Jurisdiction         Commission            (I.R.S. Employer
       Or Incorporation or             File Number             Identification
          Organization)                                            Number)



                1000 Crawford Place, Mt. Laurel, New Jersey 08054
                    (Address of principal executive offices)


                                  (609)235-6009
              (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

          On December 1, 1997, Eastern Environmental Services, Inc. (the "Registrant") consummated the acquisition of Hamm's Sanitation, Inc. ("Hamm's") and H.S.S., Inc. ("HSS") pursuant to the terms of a Merger Agreement dated September 16, 1997, as amended November 7, 1997 and December 1, 1997, by and among Ambrose Hamm, Lillian Hamm, Katherine Caristia, Keilley Strobeck, individually and by her trustee, Ambrose Hamm, Keith Hamm, individually and by his trustee, Ambrose Hamm, James Caristia and Leah Caristia (collectively, the "Shareholders" or "Sellers"), the Registrant and two wholly-owned subsidiaries of the Registrant, Eastern of Sussex County, Inc. ("Eastern SC") and Eastern Recycling of Sussex County, Inc. ("Eastern Recycling"). The description of the acquisition transaction set forth herein is qualified in its entirety by the Merger Agreement and its subsequent amendments. The Merger Agreement and its subsequent amendments are incorporated as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively.

          Pursuant to the Merger Agreement, as amended, Eastern SC was merged into Hamm's and Eastern Recycling was merged into HSS with all of the outstanding common stock of the surviving corporations exchanged for unregistered common stock of the Registrant resulting in the Shareholders receiving 715,032 unregistered shares of the Registrant's common stock, $.01 par value. The shares received included 4,599 shares representing an adjustment resulting from long-term debt being less than $1,000,000 at December 1, 1997, the date of Closing. The shares of the Registrant's common stock were valued at $24 per share. No cash was paid to the Shareholders for the acquisition of the shares of the Company. The acquisition is to be accounted for using the "pooling of interests" method. The Registrant has agreed to register one-third of the stock for resale under the Securities Act of 1933 by February 28, 1998, pursuant to the terms of the Registration Rights included within the Merger Agreement as
Section 6.2 (Registration Rights).

          At the date of closing the Merger Agreement, the Registrant assumed approximately $890,000 of outstanding indebtedness of the Company.

          The merger includes all of the assets and liabilities relating to the operation of the Companies. The acquired assets were used by the Shareholders in the solid waste collection, transfer, recycling and disposal business. The Registrant intends to continue to use the acquired assets for these purposes.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.
          ----------------------------------

(a) Combined financial statements of business acquired. It is impracticable to provide the required financial statements of Hamm's Sanitation, Inc. and H.S.S., Inc. at the time of the filing of this report. The required financial statements of Hamm's Sanitation, Inc. and H.S.S., Inc. will be filed within the time period required in accordance with applicable regulations under the Securities and Exchange Act of 1934.

(b)      Pro forma financial information.
         It is impracticable to provide the required pro forma financial information of Eastern Environmental Services, Inc. at the time of the filing of this report. The pro forma information will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.

(c)      Exhibits

10.1 Merger Agreement dated September 16, 1997, between Eastern Environmental Services, Inc., Ambrose Hamm, Lillian Hamm, Katherine Caristia, Keilley Strobeck, individually and by her trustee, Ambrose Hamm, Keith Hamm, individually and by his trustee, Ambrose Hamm, James Caristia and Leah Caristia.

10.2 Amendment dated November 7, 1997 to Merger Agreement dated September 16, 1997 by and between the Registrant and the Shareholders of Hamm's and HSS.

10.3 Amendment dated December 1, 1997 to Merger Agreement dated September 16, 1997 by and between the Registrant and the Shareholders of Hamm's and HSS.


--------------------------------------------------------------------------------

                           Signature
                           ---------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Eastern Environmental Services, Inc.

Date: December 12, 1997              By:  /s/ Louis D. Paolino, Jr.
                                        ----------------------------------
                                          Louis D. Paolino, Jr., President
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                                  EXHIBIT INDEX

Exhibit
 No.              Description
-----             -----------
10.1     Merger Agreement dated September 16, 1997, between Eastern
         Environmental Services, Inc., Ambrose Hamm, Lillian Hamm, Katherine
         Caristia, Keilley Strobeck, individually and by her trustee, Ambrose
         Hamm, Keith Hamm, individually and by his trustee, Ambrose Hamm, James
         Caristia and Leah Caristia.

10.2     Amendment  dated  November  7, 1997 to Merger  Agreement  dated  September  16,  1997 by and  between  the
         Registrant and the Shareholders of Hamm's and HSS.


10.3     Amendment  dated  December  1, 1997 to Merger  Agreement  dated  September  16,  1997 by and  between  the
         Registrant and the Shareholders of Hamm's and HSS.